AIG Life Insurance Company
                               Variable Account II
                              PROSPECTUS SUPPLEMENT


Supplement to the Prospectus for Variable Life Policies dated June 4, 1999 issued by Variable Account II of AIG Life Insurance Company.

Delete the REPORT OF INDEPENDENT ACCOUNTANTS related to Variable Account II because the statement of assets and liabilities and the related footnotes have been omitted. The statement of assets and liabilities and the related footnotes are an integral part of the financial statements of Variable Account II.

Amend the Variable Account II financial statements as follows:

The following are condensed financial statements that were taken from the AIG Life Insurance Company Variable Account II audited financial statements. Complete audited financial statements are available without charge by calling
(800) 340-2765 or writing to AIG Life Insurance Company, Attention: Variable Products, One Alico Plaza, 600 King Street, Wilmington, Delaware 19801. A complete set of audited financial statements of the company and the variable account has been filed electronically with the SEC and can be obtained through its website at http://www.sec.gov.